UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2024

HOMOLOGY MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Patriots Park Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

(781) 301-7277

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FIXX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 15, 2024, Homology Medicines, Inc. (the “Homology”) held a Special Meeting of Stockholders (the “Homology Special Meeting”). A total of 48,601,849 shares of common stock were present online or represented by proxy at the meeting, representing approximately 83.6% percent of Homology’s outstanding common stock as of the February 5, 2024 record date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in Homology’s prospectus and definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2024.

Proposal No. 1 - The issuance of shares of common stock of Homology to stockholders of Q32 Bio Inc. (“Q32”) pursuant to the terms of the Agreement and Plan of Merger, dated as of November 16, 2023, by and among Homology, Kenobi Merger Sub, Inc. (“Merger Sub”), and Q32, pursuant to which Merger Sub will merge with and into Q32, with Q32 surviving as a wholly owned subsidiary of Homology, and the surviving corporation of the merger and the change of control resulting from the merger (such transaction, the “Merger”) (the “Stock Issuance Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
35,052,562	4,241,901	35,649	9,271,737

Proposal No. 2 - An amendment to the Restated Certificate of Incorporation of Homology to increase the number of authorized shares of Homology common stock to 400,000,000, subject to the Homology board of directors’ authority to abandon such amendment (the “Authorized Share Increase Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
42,910,808	5,634,844	56,197	0

Proposal No. 3 – An amendment to the Restated Certificate of Incorporation of Homology to effect a reverse stock split of Homology’s issued and outstanding common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-30, as determined by the Homology board of directors in its discretion, subject to the Homology board of directors’ authority to abandon such amendment (the “Reverse Stock Split Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
43,418,119	5,081,292	102,438	0

Proposal No. 4 – On an advisory, non-binding basis, certain compensation arrangements for Homology’s named executive officers in connection with the Merger (the “Merger Compensation Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
33,917,653	4,789,759	622,700	9,271,737

Proposal No. 5 – The 2024 Stock Option and Incentive Plan (the “Stock Option and Incentive Plan Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
25,536,544	13,627,863	165,705	9,271,737

Proposal No. 6 – The 2024 Employee Stock Purchase Plan (the “ESPP Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
28,097,015	11,039,000	194,097	9,271,737

Proposal No. 7 – An adjournment of the Homology Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Stock Issuance Proposal, the Authorized Share Increase Proposal and the Reverse Stock Split Proposal (the “Adjournment Proposal”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
42,818,421	3,172,749	2,610,679	0

Based on the foregoing votes, the Stock Issuance Proposal, the Authorized Share Increase Proposal, the Reverse Stock Split Proposal, the Merger Compensation Proposal, the Stock Option and Incentive Plan Proposal, and the ESPP Proposal were all approved. Although the Adjournment Proposal was approved, adjournment of the Homology Special Meeting was not necessary or appropriate because the stockholders approved the Stock Issuance Proposal, the Authorized Share Increase Proposal and the Reverse Stock Split Proposal.

No Offer or Solicitation

This Current Report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Homology and Q32, including the conditions to, and timing of, closing of the proposed transaction, the location and management of the combined company, the percentage ownership of the combined company, and the parties’ ability to consummate the proposed transaction and private placement financing, including the intended use of net proceeds from the private placement financing and the expected timing of closing and completion of the private placement financing, the composition of the Board of Directors of the combined company, the expected issuance of the contingent value right (the “CVR”) and the contingent payments contemplated by the CVR, the combined company’s expected cash and the sufficiency of the combined company’s cash, cash equivalents and short-term investments to fund operations into mid-2026, the listing of the combined company’s shares on Nasdaq, the expectations surrounding the potential, safety, efficacy, and regulatory and clinical progress of Q32’s product candidates, including bempikibart and ADX-097, and anticipated milestones and timing, among others. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory clearances; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Homology and Q32 to consummate the proposed transaction; (iii) the ability of Homology and Q32 to integrate their businesses successfully and to achieve anticipated synergies; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Homology, Q32 or their respective directors; (vi) possible disruptions from the proposed transaction that could harm Homology’s and/or

Q32’s respective businesses; (vii) the ability of Homology and Q32 to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Homology’s or Q32’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Homology’s or Q32’s ability to pursue certain business opportunities or strategic transactions; (xi) the combined company’s need for additional funding, which may not be available; (xii) failure to identify additional product candidates and develop or commercialize marketable products; (xiii) the early stage of the combined company’s development efforts; (xiv) potential unforeseen events during clinical trials could cause delays or other adverse consequences; (xv) risks relating to the regulatory approval process; (xvi) interim, topline and preliminary data may change as more patient data become available, and are subject to audit and verification procedures that could result in material changes in the final data; (xvii) Q32’s product candidates may cause serious adverse side effects; (xviii) inability to maintain our collaborations, or the failure of these collaborations; (xix) the combined company’s reliance on third parties, including for the manufacture of materials for our research programs, preclinical and clinical studies; (xx) failure to obtain U.S. or international marketing approval; (xxi) ongoing regulatory obligations; (xxii) effects of significant competition; (xxiii) unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; (xxiv) product liability lawsuits; (xxv) securities class action litigation; (xxvi) the impact of the COVID-19 pandemic and general economic conditions on our business and operations, including the combined company’s preclinical studies and clinical trials; (xxvii) the possibility of system failures or security breaches; (xxviii) risks relating to intellectual property; (xxix) significant costs incurred as a result of operating as a public company; (xxx) whether the Company will meet the Minimum Bid Price Requirement during any compliance period or otherwise in the future, whether the Company will otherwise continue to meet the Nasdaq listing standards and whether the Company would be successful in any Nasdaq appeal process and (xxxi) such other factors as are set forth in Homology’s periodic public filings with the SEC, including but not limited to those described under the heading “Risk Factors” in Homology’s Annual Report on Form 10-K for the year ended December 31, 2023 and the registration statement on Form S-4 filed by Homology with the SEC. Homology can give no assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, Homology undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMOLOGY MEDICINES, INC.

Date: March 15, 2024	By:	/s/ Paul Alloway, Ph.D.
Paul Alloway, Ph.D.
President, Chief Operating Officer and Secretary